OrthoPediatrics Corp. Mark Throdahl, CEO November 2019 Fred Hite, CFO F

Disclaimer Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others, the risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 7, 2019. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This presentation includes the non-GAAP financial measure of Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this release represents Net Loss from continuing operations, plus interest expense, net plus other expense, depreciation and amortization, stock-based compensation expense, accelerated vesting of restricted stock upon our IPO, and acquisition related costs. Adjusted EBITDA is presented because the Company believes it is a useful indicator of its operating performance. Management uses the metric as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes this measure is useful to investors as supplemental information because it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company believes Adjusted EBITDA is useful to its management and investors as a measure of comparative operating performance from period to period. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using Adjusted EBITDA on a supplemental basis. The Company’s definition of this measure is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain a reconciliation of Net Loss from continuing operations to non-GAAP Adjusted EBITDA. 2

Highlights Large Market Proprietary Technology Scalable Business Diversified medical device company focused exclusively on pediatric orthopedics Protected market opportunity: $1.4 billion U.S., $3.2 billion globally (2019 estimates) High U.S. procedure concentration: <300 hospitals and ~1,400 surgeons Focused call point: pediatric orthopedic surgeons are generalists who use all OP products Sustainable competitive advantage: - Broadest pediatric-specific orthopedic product offering with 32 surgical systems - Strong relationships with pediatric orthopedic surgeons - Deep commitment to clinical education - Sales personnel are a consultative resource who attend surgery Consistent 20+% growth since inception - FY18 revenue of $57.6 million, up 26% - FY19 revenue growth guidance updated to 24-25% Vilex acquisition gives OP proprietary, leading-edge technology in external fixation and coupled with Cannulated Screw Systems and PediFoot System launches expands Trauma & Deformity offering to 85% of the addressable market 3

OP Today

A Company Built on a CAUSE

Cause

Improving the lives of children with orthopedic conditions



Gideon with CMO Peter Armstrong, M.D., c. 1995.
Gideon's drawing of his girlfriend, 2016.

Company Snapshot

- Treated 157,000 patients since inception
- 32 surgical systems; ~9,000 SKUs; strong pipeline
- 3 additional systems from Vilex acquisition
- 88 direct employees; 158 focused sales reps[1]
- Global sales organization focused on pediatric orthopedic surgeons in 44 countries[1]
- 29 issued patents; 37 pending patents[2]
- Chief Medical Officer is a fellow surgeon
- Average FDA approval time: < ½ industry average
- History of stable reimbursement

[1] As of September 30, 2019
[2] As of September 30, 2019 and does not include Vilex/Orthex patents/patent applications

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Our Key Idea Children Are Not Small Adults Superior Clinical Outcomes OP’s Market Impact Re-Purposed Adult Plate OP’s Solution Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty Screws Through Screws Parallel To Growth Plate Growth Plate 5

Large and Focused Market OP’S $3.2 Billion Current Addressable Global Market1 $1.4 Billion U.S. Addressable Market1 High Concentration of Pediatric Trauma & Deformity and Scoliosis Procedures 3,157 U.S. Sports Hospitals Medicine Smart $170M Implants $363M 38% Scoliosis Procedures $308M (%) 62% Trauma & Deformity 268 U.S. $586M Hospitals Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market 1 Management’s 2019 updates to IMS data from 2016 6

Product Line Diversification 2018 Revenue by Segment $57.6 million sales in 2018, increasing 26% Scoliosis Well diversified sources of growth 29% All major product families supported FY 2018 26% revenue growth Sports Medicine/ Trauma & Firefly, PNP|Femur, and PediFrag were key 2% Deformity Other 69% growth drivers All products have comparable gross margins 2018 Revenue by Product Family 2018 Revenue Growth % by Product Family 70% 62% 60% 50% 44% 42% 40% 30% 23% 20% 17% 20% 14% 11% 9% 10% 0% 7

A Proven Strategy Since 2011 Sales Focus on Teaching Deploy Expand Expand Clinical Institutions and Instrument Addressable Education High Volume Sets Procedures Programs Hospitals Goals Accelerate sales growth Develop novel technologies 8

New Systems & Product Launches (2017-2018)

Trauma & Deformity



Titanium PediPlates® System
(Expands physeal tethering offering)



Clavicle Plate System
(First pediatric specific system)



Wrist Fusion Plate System
(First pediatric specific system)



PediFlex Advanced



Pediatric Nailing Platform | FEMUR
(Expands into adolescent cases)

Scoliosis





FIREFLY® Pedicle Screw Navigation Guides (Complementary to RESPONSE Spine System)



FireFly S2/Alar



RESPONSE 4.5/4.75/5.0mm System
(Maximizes intraoperative flexibility)

Sports Medicine



Medial Patella Femoral Ligament Reconstruction System
(Complementary to ACL Reconstruction System)

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Upcoming New Systems & Product Launches (2019-2020)

Trauma & Deformity

Launched Sept'19



Next Generation Cannulated Screw Systems

Launched Nov'19



PediFoot
(First pediatric system)

Launching 4Q'19



QuickPack™ Bone Void Filler

Launching 1H'20


Screw Placement

Slipped Capital Femoral Epiphysis System

Development in Process



Osteogenesis Imperfecta Nail System

Development in Process



PNP | Tibia

Scoliosis

Launched Feb'19





BandLoc DUO System

Submitted to FDA Nov'19





Neuromuscular Scoliosis System

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Strong Pipeline Expanding Our Addressable Market CMF Clavicle Demonstrated ability to Proximal Rib expand portfolio to full Humerus Spine array of pediatric surgeries Elbow Growing Rods Hand & Wrist OP Today OP Tomorrow Now Under Development Pelvis Hip & Long Bone Knee (Sports Medicine) Foot & Ankle 11

Leading Edge Systems in Development Smart Implants Early Onset Scoliosis Proof of concept established in 2018 with Emerging surgical trends not being pursued by substantial development in 2019 major spine companies Intervention in patients as young as 10 2 embodiments: (1) scoliosis (2) intramedullary nailing Reversible, non-fusion procedure s Developing IP portfolio OP will offer significant improvements to Working with panel of leading surgeons current technology 12

Global Sales Coverage United States International 75% of 2018 25% of 2018 Revenue Revenue 34 Sales Agencies, 7 Sales Agencies most of which are + 38 Stocking exclusive* Distributors* Direct in UK, IRE, AUS, NZ, CAN, BE, NL * Data as of 3Q 2019 Currently selling to major children’s hospitals in the U.S. and 43 additional countries Converting to agency model in select markets has significantly increased volumes, ASPs, and gross margin Replicate success of sales agency model in UK, IRE, AUS, NZ, CAN, BE, and NL 13

Vilex Acquisition Transaction In June OP purchased Vilex, including its Orthex Hexapod system and proprietary point-and-click planning software Includes a small adult foot and ankle business Consideration $50 million in cash + $10 million in shares = $60 million Benefits Expands OP’s Trauma & Deformity business into new segment valued at $200 million globally Expands Trauma & Deformity’s breadth from 60% to 80% of addressable market Increases surgeon reach to limb reconstruction specialists who treat pediatric patients beyond children’s hospitals, generating pull-through of other products 14

Separating Adult from Pediatric Products OP Retains Orthex Hexapod and its proprietary software, Ex-Fix, and Mini-Rail systems Hexapod had 50% annual revenue growth since FDA clearance in mid-2016 $5.1 million of revenue in 2018 Divest Vilex’s Adult Systems $6.7 million of 2018 revenue, most of which is adult Extensive development pipeline Special board committee has engaged advisors to find buyer. Anticipate closing in Q419. OP private label for 3 Vilex systems for pediatrics 15

Orthex Advantages Disruptive Technology Construct allows 90° angulation Unique calibrated structs and HA-coated pins Patented point and click software Significantly simplifies surgery planning and subsequent alignments Dror Paley, MD – Pediatric orthopedic KOL Introduced Ilizarov method in U.S. Defend competitive position and risk Defend other potential acquirers from entering the pediatric space 16

Competitive Landscape New Competitors Would Face Formidable Obstacles Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture “The ship has sailed.” 17

What Does Category Leadership Mean? Surgeon relationships and Broadest, most innovative clinical education product offering Relationships with surgeons who use 12 years’ clinical understanding entire portfolio New product pipeline Major provider of clinical education Pediatric Market Gateway for Leading supporter of surgical societies distributed products and joint Custom instruments product developments Robust organic growth Attractive growth and opportunities margin profile $3.2 billion addressable global market Consistent growth since inception Limited focused competition 74% gross margin in FY 2018 Focused, experienced distribution History of efficient capital Instrument set placements drive growth utilization 18

Financial Review

Consistent 20+% Revenue Growth Since Inception $75 $71.4 - $71.9 $70 $65 $60 $57.6 $55 $14.1 $50 $45.6 $45 $40 $37.3 $10.7 $35 $31.0 $8.5 $30 $6.1 Revenue ($ in Millions) ($ Revenue $25 $23.7 $19.6 $5.3 $43.5 $20 $16.1 $3.9 $34.9 $15 $2.8 $28.8 $10.2 $24.9 $10 $7.1 $0.9 $18.4 $13.3 $15.8 $5 $3.0 $0.4 $9.3 $0.6 $6.7 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 FY19E U.S. International FY19E 20

Category Revenue Summary $70 $1.3 $60 $1.2 $0.8 $50 $16.6 $1.2 $16.7 $1.1 $12.6 $40 $11.6 $1.1 $30 $9.4 $0.8 $7.4 $20 $3.6 $39.7 $35.7 Revenue Millions) in ($ Revenue $32.8 $29.5 $26.8 $22.5 $10 $19.3 $0 2014 2015 2016 2017 2018 9M 2018 9M 2019 Trauma & Deformity Scoliosis Sports Medicine/Other 21

Revenue Seasonality Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 35% 29% 30% 27% 27% 27% 26% * 26% 25% 26% 26% 25% 25% 26% 25% 22% 21% 21% 20% 20% 15% 10% Revenue as % of Total Year Total of % as Revenue 5% 0% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019E 2019E 2019E 2019E * 2019 seasonality is based on FY19E annual revenue growth guidance of 25%. 22

Income Statement Summary ($ in Millions) FY 2016 FY 2017 FY 2018 9M 2018 9M 2019 Revenue $37.3 $45.6 $57.6 $43.0 $53.6 Growth % 20% 22% 26% 27% 25% Gross Profit $26.4 $34.5 $42.7 $32.2 $40.2 Margin % 71% 76% 74% 75% 75% Operating Expenses $32.5 $40.9 $52.2 $39.9 $46.2 Operating Loss ($6.1) ($6.5) ($9.6) ($7.7) ($6.0) Net Loss ($6.6) ($8.9) ($12.0) ($9.6) ($8.3) Net Loss per Share* ($7.14) ($5.86) ($0.96) ($0.77) ($0.57) * Net loss per share attributable to common stockholders – basic and diluted 23

Adjusted EBITDA Reconciliation ($ in Millions) Nine Months Ended September 30, 2018 2019 Net loss from continuing operations ($9.6) ($8.4) Interest expense, net 1.7 2.2 Other expense 0.1 0.1 Depreciation and amortization 2.2 3.2 Stock-based compensation 0.9 1.9 Accelerated vesting of restricted stock upon IPO 2.0 - Acquisition related costs - 0.7 Adjusted EBITDA ($2.6) ($0.2) 24

Balance Sheet ($ in Millions) As of September 30, 2019 Assets Liabilities Cash $19.7 Accounts payable $7.7 Accounts receivable 14.2 Debt 51.2 Inventory (net) 34.5 Accrued expenses 3.9 Other current assets 40.3 All other liabilities 4.5 PP&E (net) 21.5 Paid-in capital 210.5 Intangibles 23.2 Accumulated deficit (net) (124.4) Total Assets $153.4 Total Liabilities / Equity $153.4 25

Summary Surgeon relationships and Broadest, most innovative clinical education product offering Robust organic growth Attractive growth and opportunities margin profile 26